UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2008

ZEALOUS TRADING GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-2638(Commission File Number)	88-0325940 (I.R.S. Employer Identification Number)

1800 Century Park East, Suite 200, Los Angeles, California 90067
 (Address of principal executive offices) (zip code)

(310) 895-7778
 (Registrant's telephone number, including area code)

Copies to:
 Marc Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2008, Kent Wyatt Sr. resigned as a director of Zealous Trading Group, Inc. (the “Company”), effective immediately.  There was no disagreement or dispute between Mr. Wyatt and the Company which led to his resignation.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Resignation Letter of Kent Wyatt Sr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zealous Trading Group, Inc.

Dated: June 6, 2008	By:	/s/ MILTON C. AULT, III
Name: Milton C. Ault, III
Title: Chief Executive Officer

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